UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 20, 2019

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

iCAD, Inc. (the “Company”) has scheduled its 2019 annual meeting of stockholders (the “2019 Annual Meeting”) to be held at its San Jose California offices, located at 101 Nicholson Lane, San Jose California, on October 22, 2019 and has established September 12, 2019, as the record date for determining stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting.

Because the date of the 2019 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2018 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be the close of business on September 3, 2019, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2019 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act and the Company’s Amended and Restated Bylaws in order to be eligible for inclusion in the proxy materials for the 2019 Annual Meeting.

In accordance with the Company’s Amended and Restated Bylaws, any stockholder who wishes to nominate a person for election as a director or submit a proposal for inclusion at the 2019 Annual Meeting must provide written notice (“Stockholder Notice”) on or before August 30, 2019. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Amended and Restated Bylaws in order to be considered at the 2019 Annual Meeting. Any such proposal must be mailed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, iCAD, Inc., 98 Spit Brook, Suite 100, Nashua, NH 03062 and received prior to September 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: August 20, 2019